EXHIBIT 10.1

  NOTE TERMINATION AND EXCHANGE AGREEMENT

This Note Termination and Exchange Agreement (this "Agreement") is made as of July 27, 2021 ("Effective Date"), by and between Unrivaled Brands, Inc., a Nevada corporation (f/k/a Terra Tech Corp.) (the "Company"), and Arthur Chan (the "Holder").

RECITALS

WHEREAS, the Holder currently holds a Secured Promissory Note issued by the Company to the Holder on January 10, 2020 with a Face Amount of $1,000,000, as amended by Amendment No. 1 thereto, dated as of January 8, 2021 (as amended, the "Note"); and

WHEREAS, subject to the terms and conditions set forth herein, and in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act, as amended (the "Securities Act"), the Company desires to issue to the Holder 4,548,006 shares (the "Exchange Shares") of the Company's common stock, par value of $0.001 per share ("Common Stock"), at a price of $0.23 per share, as payment in full of the Face Amount, all accrued and unpaid interest thereon and all associated fees, penalties and other amounts payable under the Note, which collectively total $1,046,041.40 (the "Debt").

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Holder hereby agree as follows:

SECTION 1. REPAYMENT OF DEBT; TERMINATION OF NOTE.

(a) Delivery. On the date hereof, pursuant to Section 3(a)(9) of the Securities Act without the payment of any additional consideration or use of a broker or payment of any commission or other remuneration, (i) the Company shall cause the Company's transfer agent to issue and deliver the Exchange Shares to the Holder as repayment of the Debt, (ii) the Holder shall surrender the Note to the Company for cancellation, which shall occur simultaneously with delivery of the Exchange Shares to the Holder, and (iii) upon delivery of the Exchange Shares to the Holder, the Debt shall be deemed paid in full, and all rights, privileges and obligations of the Company and the Holder under the Note shall be extinguished, without further action.

(b) Release of Security. Holder shall cause the trustee under the Short Form Deed of Trust and Assignment of Rents executed by the Company as security for the Note to reconvey title to the property described therein pursuant to a form of reconveyance acceptable to the Company.

(c) Other Documents. The Company and the Holder shall execute and/or deliver such other documents and agreements as are customary and reasonably necessary to effectuate the Exchange and the other transactions contemplated hereby.

SECTION 2. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

The Company hereby represents and warrants as of the date hereof to, and covenants with, the Holder as follows:

(a) Organization and Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, has full corporate power and authority to own or lease its properties and conduct its business as presently conducted, and is duly qualified as a foreign corporation and in good standing in each jurisdiction in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results or operations of the Company.

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(b) Authorization; Corporate Power. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms (except as limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, and (ii) equitable principles generally, including any specific performance), and the Company has the requisite corporate power and authority to execute and deliver this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder.

(c) Issuance and Delivery of the Exchange Shares. The Exchange Shares have been duly authorized and, upon delivery pursuant to Section 1(a), will be validly issued, fully paid and nonassessable.

(d) Governmental Consents. Other than any Form 8-K that the Company may file in connection with this Agreement, no consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement or the offer, sale or issuance of the Exchange Shares or the consummation of any other transaction contemplated by this Agreement.

(e) No Default or Violation. The execution and delivery of the Agreement and the consummation of the transactions contemplated by this Agreement by the Company do not and will not result in a breach of or a default under any of the terms or provisions of the Company's certificate of incorporation or by-laws.

SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE HOLDER.

The Holder hereby represents and warrants as of the date hereof to, and covenants with, the Company as follows:

(a) Capacity. The Holder has full right and capacity to enter into this Agreement and the other agreements and documents contemplated hereby and to perform its obligations hereunder and thereunder. Upon the execution and delivery of this Agreement by the Holder, this Agreement shall constitute a valid and binding obligation of the Holder, enforceable in accordance with its terms (except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, and (ii) as limited by equitable principles generally, including any specific performance).

(b) No Encumbrances. The Holder has not assigned or transferred all or any portion of the Holder's interest in the Note. The Holder holds the Note free and clear of all Encumbrances (as defined below). The Holder has the unencumbered right to surrender the Note as contemplated herein. "Encumbrances" shall mean any security or other property interest or right, claim, lien, pledge, option, charge, security interest, contingent or conditional sale, or other title claim or retention agreement, interest or other right or claim of third parties, whether perfected or not perfected, voluntarily incurred or arising by operation of law, and including any agreement (other than this Agreement) to grant or submit to any of the foregoing in the future.

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(c) Securities Act Exemption. Neither the Holder nor anyone acting on behalf of the Holder has received any commission or remuneration directly or indirectly in connection with or in order to solicit or facilitate the issuance of the Exchange Shares. The Holder understands that the issuance of the Exchange Shares contemplated hereby is intended to be exempt from registration by virtue of Section 3(a)(9) of the Securities Act. The Holder understands that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein for purposes of qualifying for the exemption under Section 3(a)(9) of the Securities Act as well as qualifying for exemptions under applicable state securities laws.

(d) Information. The Holder has, in connection with its decision to acquire the Exchange Shares, relied with respect to the Company and its affairs solely upon the Company's filings with the Securities and Exchange Commission and the representations and warranties of the Company contained herein.

(e) Advisors. The Holder understands that nothing in this Agreement or any other materials presented to the Holder in connection with the repayment of the Note and issuance and acquisition of the Exchange Shares constitutes legal, tax or investment advice. The Holder has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its acquisition of the Exchange Shares. With respect to such matters, the Holder relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral. The Holder understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(f) Investor Status. At the time the Holder was offered the Exchange Shares hereunder it was, and as of the date hereof it is, an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.

SECTION 4. NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

(a) if to the Company, to:

Unrivaled Brands, Inc.

3242 S. Halladay St., Suite 202

Santa Ana, CA 92705

Attention: CEO

E-Mail: fknuettel@terratechcorp.com

or to such other person at such other place as the Company shall designate to the Holder in writing; and

(b) if to the Holder, at the address as set forth at the end of this Agreement, or at such other address as may have been furnished by the Holder to the Company in writing.

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SECTION 5. MISCELLANEOUS.

(a) Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

(b) Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

(c) Governing Law. This Agreement shall be governed by and construed under the laws of the State of California without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of California located in Orange County, CA for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

(f) Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, permitted assigns, heirs, executors and administrators of the parties hereto.

(g) Entire Agreement; Amendments. This Agreement and other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. This Agreement may be amended, modified, superseded, cancelled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by all parties, or, in the case of a waiver, by the party waiving compliance. Except as expressly stated herein, no delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder preclude any other or future exercise of any other right, power or privilege hereunder.

(h) Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive the closing of the transactions contemplated hereby and the exchange and delivery of the Exchange Shares.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Unrivaled Brands, Inc.

By:	/s/ Francis Knuettel II
Name:	Francis Knuettel II
Title:	CEO

Arthur Chan

By:	/s/ Arthur Chan

Name:

Address:

Email:

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